UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 29, 2000


                  Future Carz.com, Inc. (OTCBB: FCZI)
          (Exact name of Registrant as specified in charter)


           Nevada                   0-29435             88-0431029
 (State or other jurisdiction     (Commission        (I.R.S. Employer
       of incorporation)          File Number)        Identification)

8930 E. Raintree, Suite 300, Scottsdale, AZ             85260
(Address of principal executive offices)             (Zip Code)



 Registrant's telephone number, including area code:  (972) 484-3900


      12624 Carmel Country Rd., Suite 82, San Diego, CA 92130
   (Former name or former address, if changed, since last report)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

  (a) On 22 February, 2001, the board of directors of Future Carz.com, Inc. approved an asset purchase with Auto Central Discount, Inc., an Nevada corporation. The board of directors of Auto Central Discount, Inc. approved the asset purchase on the same day. The asset purchase was consummated on 22 February 2001. The property acquired by Future Carz.com, Inc., consists of Title for the vehicle lease inventory of 45 automobiles, including all accompanying books and records, and accounts receivables. Pursuant to the terms of the asset purchase, two million (2,000,000) common share of Future Carz.com, Inc. was
       exchanged for the aforementioned assets.   Said shares shall
       be restricted, but with piggyback registration rights. The principal followed in determining the amount of consideration given was based upon the current value and future revenue stream of the lease agreements, and the market exposure in relation to FCZI's current position and the restrictive nature of the stock.
          Additionally, on 23 February, 2001, the board of directors of Future Carz.com, Inc. approved an asset purchase with American Automotive Group, Inc. an Arizona


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       corporation.  The board of directors of Auto
       Central Discount, Inc. approved the asset purchase
       on the same day.  The asset purchase was consummated
       on 23 February 2001.  The property acquired by
       Future Carz.com, Inc., consists of  the Titles for
       the vehicle lease inventory of automobiles,
       including all accompanying books and records, and
       accounts receivables as well as a full complement of
       office furniture to include desks and chairs,
       computer equipment, phones, printers, shelves, etc.
       Pursuant to the terms of the asset purchase, three
       million (3,000,000) common share of Future Carz.com,
       Inc. was exchanged for the aforementioned assets.
       Said shares shall be restricted, but with piggyback
       registration rights.   The principal followed in
       determining the amount of consideration given was based upon the current value and future revenue stream of the lease agreements, and the market exposure in relation to FCZI's current position and the restrictive nature of the stock. Upon completion of this asset purchase Terry Nield, who was a minority shareholder of Auto Central Discount, Inc., shall hold greater than 10% of the issued and outstanding shares of FCZI due to these two transactions


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibit No. 1: Auto Purchase Agreement between future
     Carz.com, Inc. Auto Central Discount, Inc
     Exhibit  No. 2: Auto Purchase Agreement between  future
     Carz.com, Inc. and American Automotive Group, Inc.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     09 March, 2001


                         Future Carz.com, Inc.


                         By:  /s/ Edward Heisler
                            --------------------
                         Edward Heisler, President


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                       Asset Purchase Agreement

    This Asset Purchase Agreement (the "Agreement") is made and entered into this 22nd day of February 2001, by and between Auto Central Discount, Inc., a Nevada corporation ("Seller") and Future Carz, Inc., a Nevada corporation
("Buyer"),  as  joined  by DP Warren  Consulting,  LLC  ("DP
Warren").

                              RECITALS

    A. Seller is the owner of certain assets, a complete listing of which is attached hereto and incorporated herein by reference at Exhibit A (the "Assets").

    B. Buyer desires to purchase and acquire from Seller such Assets, and Seller desires to transfer and convey the same to Buyer, in accordance with the terms and conditions of this Agreement.

    C. Buyer desires to engage DP Warren to provide advisory services to Seller and DP Warren desires to provide such services.

    NOW,   THEREFORE,  in  consideration   of   the   mutual
representations, warranties and covenants contained herein, and on the terms and subject to the conditions herein set forth, the parties hereby agree as follows:

                              ARTICLE I
                             Definitions

     As used in this Agreement, the following terms shall have the meanings set forth below:

    1.1 Closing. "Closing" shall mean the closing of the transaction contemplated by this Agreement, which shall occur at 10:00 a.m., Local Time, on the Closing Date in the offices of Seller, or at such other time and place as shall be mutually agreed in writing by the parties hereto.

    1.2  Closing  Date. "Closing Date" shall mean  March  l,
2001, unless otherwise mutually agreed in writing by the parties hereto.

                         ARTICLE II
                      Purchase and Sale

     2.1 Sale and Purchase of Assets. Subject to and upon the terms and conditions contained herein, at the Closing, Seller shall sell, transfer, assign, convey, and deliver to Buyer (free and clear of all liens, claims and encumbrances, except as set forth in Article 4), and Buyer shall purchase, accept and acquire from Seller the Assets.


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    2.2  Purchase  Price. The total purchase price  for  the
Assets shall be TWO MILLION (2,000,000) shares of the restricted common stock of Buyer, representing no less than 15.48% of the issued and outstanding common stock of Buyer at the time of issuance of the stock to Seller. Holders of the shares of the restricted stock shall have piggyback
registration   rights  (subject  to  customary  underwriting
cutbacks applied on a prorata basis).

         2.3 Instruments of Transfer; Further Assurances.

         (a) At the Closing, Seller shall deliver to Buyer:

              (i)   An assignment of each Asset, in form
                    and substance satisfactory to Buyer; and
              (ii) Such other instrument or instruments of transfer as shall be necessary or appropriate, as Buyer shall reasonably
                    request,   to  vest  in  Buyer   good   and
                    marketable title to the Assets.

         (b) At the Closing, Buyer shall deliver to Seller:

              (i) Subject to the provisions of Section 2.2, a certificate representing two million (2,000,000) shares of restricted common stock of Buyer, issued in the name of Seller; and
              (ii) Such other instrument or instruments as shall be necessary or appropriate, as Seller shall reasonably request.


                          ARTICLE III

            Representations and Warranties of Buyer

    Buyer represents and warrants that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

    3.1 Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with all the requisite power and authority to carry on the business in which it is engaged, to own the properties it owns and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

    3.2 Authorization and Validity. The execution, delivery and performance by Buyer of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby, have been duly authorized by Buyer. This Agreement and each other agreement contemplated hereby have been or will be prior to Closing duly executed and delivered by Buyer and constitute or will constitute legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

    3.3  No Violation. Neither the execution and performance
of  this  Agreement  or  the other  agreements  contemplated
hereby,   nor   the   consummation   of   the   transactions
contemplated hereby


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or thereby, will (a) conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Buyer or any agreement, indenture or other instrument under which Buyer is bound, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Buyer or the properties or Assets of Buyer.

     3.4 Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender, lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Buyer.

     3.5 Accuracy of Information Furnished. All information furnished to Seller by Buyer is true, correct and complete in all material respects. Such information states all material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete.

     3.6 No Fees. Buyer has no obligation to pay any commissions or finders fees to any parties.

     3.7 As Is. The Assets to be transferred by Seller to Buyer under this Agreement are being purchased on an "AS IS" basis. BUYER FURTHER ACKNOWLEDGES THAT NO EXPRESS WARRANTIES, OTHER THAN AS SET FORTH HEREIN, HAVE BEEN MADE BY SELLER, ITS OFFICERS, DIRECTORS, AGENTS OR SHAREHOLDERS AND THAT NO IMPLIED WARRANTIES, FOR ANY PARTICULAR PURPOSE, HAVE BEEN MADE BY SELLER, ITS OFFICERS, DIRECTORS, AGENTS, OR SHAREHOLDERS.

                          ARTICLE IV

            Representations and Warranties of Seller

     Seller represents and warrants that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

     4.1 Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with all the requisite power and authority to carry on the business in which it is engaged, to own or lease the properties it owns or leases and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     4.2 Authorization and Validity. The execution, delivery and performance by Seller of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby, have been duly authorized by Seller. This Agreement and each other agreement contemplated hereby have been or will be prior to Closing duly executed and delivered by Seller and constitute or will constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.


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    4.3  Title.  Except as set forth in Exhibit 4.3,  Seller
has  good and marketable title to the Assets, which are  the
subject  of  this  Agreement.  Upon  consummation   of   the
transactions contemplated hereby, Buyer shall receive good, valid and marketable title to all the Assets free and clear of all liens, claims, and encumbrances, except as set forth in Exhibit 4.3.

    4.4 Commitments. Except as set forth in Exhibit 4.4, Seller has not entered into, nor are the Assets or the business of Seller bound by, whether or not in writing, any
(i) partnership or joint venture agreement; (ii) deed of trust or other security agreement; (iii) guaranty or suretyship, indemnification or contribution agreement or performance bond; (iv) employment, consulting or compensation agreement or arrangement, including the election or retention in office of any director or officer;
(v) labor or collective bargaining agreement; (vi) debt instrument, loan agreement or other obligation relating to indebtedness for borrowed money or money lent to another;
(vii) deed or other document evidencing an interest in or contract to purchase or sell real property; (viii) agreement with dealers or sales or commission agents, public relations or advertising agencies, accountants or attorneys; (ix) lease of real or personal property, whether as lessor, lessee, sublessor, or sublessee; (x) agreement relating to any material matter or transaction in which an interest is held by a person or entity which is an affiliate of Seller;
(xi) powers of attorney; or (xii) contracts containing noncompetition covenants.

    4.5 Adverse Agreements. Seller is not a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation which materially and adversely affects or, so far as Seller can now foresee, may in the future materially and adversely affect the business operations, prospects, properties, Assets or condition, financial or otherwise, of Seller.

    4.6 No Violation. Neither the execution and performance of this Agreement or the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will (a) conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Seller or any agreement, indenture or other instrument under which Buyer is bound, or
(b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Seller or the properties or Assets of Seller.

    4.7 Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender, lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Seller.

    4.8 Compliance with Laws. There are no existing violations by Seller of any applicable federal, state or local law or regulation, except to the extent that any such violations would not have a material adverse effect on the property or business of Seller.

    4.9 Accuracy of Information Furnished. All information furnished to Buyer by Seller is true, correct and complete in all material respects. Such information states all material facts


/6/


required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete.

    4.10 Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

    4.11 No Fees. Seller has no obligation to pay any commissions or finders fees to any parties.

                         ARTICLE V

           Liabilities and Obligations to be Assumed

    5.1 Assumed Liabilities and Obligations. Except for the following described liabilities and obligations, all other liabilities and obligations incurred by Seller before Closing shall remain the liabilities and obligations of
Seller:

        (a) The liabilities and obligations relating to the leased spaces located at Scottsdale, Arizona, San
     Diego, California and Henderson, Nevada, as described on Exhibit 5.1(a);

        (b) The engagement agreement with DP Warren as described in Article VI; and

        (c) The debts owing to various third parties in the amount of $225,000.00, as described on Exhibit
     5.1(c).

                         ARTICLE VI

                         Engagement

    6.1 Engagement. At the Closing, Buyer shall immediately engage DP Warren to provide advisory services to Buyer for a period of not more than 36 months. In the event Buyer elects to terminate the services of DP Warren or in the event DP Warren elects to terminate services to Buyer, for any reason, DP Warren shall be under no obligation to return any of the stock of Buyer received by DP Warren as a shareholder of Seller.

                        ARTICLE VII
                      Indemnification

    7.1 Seller's Indemnity. Subject to the terms of this Section, Seller hereby agrees to indemnify, defend and hold harmless Buyer and its officers, directors, agents, shareholders, attorneys, accountants and affiliates from and against any and all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and


/7/


expenses asserted against or incurred by Buyer by reason of or resulting from a breach by Seller of any representation, warranty or covenant contained herein, or in any agreement executed pursuant thereto.

     7.2  Buyer's  Indemnity. Subject to the terms  of  this
Section, Buyer hereby agrees to indemnify, defend and hold harmless Seller and its officers, directors, agents, shareholders, attorneys, accountants and affiliates from and against any and all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses asserted against or incurred by Seller by reason of or resulting from a breach by Buyer of any representation, warranty or covenant contained herein, or in any agreement executed pursuant thereto.

     7.3 Remedies Not Exclusive. The remedies provided for in this Section shall not be exclusive of any other rights or remedies available by one party against the other, either at law or in equity.

                        ARTICLE VIII
                         Termination

     8.1 Termination , or Cause. This Agreement may be terminated prior to Closing upon notice to the other party at any time by a party if any representation or warranty of the other party contained in this Agreement or in any certificate or other document executed and delivered by one party to the other is or becomes untrue or breached in any material respect or if one party fails to comply in any material respect with any covenant or agreement contained herein, and any such misrepresentation, breach or noncompliance is not cured, waived, or eliminated before Closing.

     8.2 Termination Without Cause. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time without further obligation or liability on the part of any party in favor of any other by mutual consent of Purchaser and Seller.

                           ARTICLE IX
                    Miscellaneous Provisions

     9.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by a written agreement signed by Buyer and Seller.

          9.2 Waiver of Compliance: Consents.

         9.2.1 Any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the performance of such obligation, covenant or agreement or who has the benefit of such condition, but such waiver or failure to


/8/


insist   upon   strict  compliance  with  such   obligation,
covenant, or agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         9.2.2 Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth above.

     9.3 Notices. All Notices, requests, demands and other communications required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by (i) hand; (ii) reliable overnight delivery service; or (iii) facsimile transmission.

         If to Buyer, to: 8930 East Raintree, Suite 300,
         Scottsdale, AZ 85260

         If to Seller, to: 3168 East Indian School Road,
         Phoenix AZ, 85016

     9.4   Titles  and  Captions.  All  section  titles   or
captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

     9.5 Entire Agreement. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

     9.6 Agreement Binding. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     9.7 Attorneys' Fees. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

     9.8 Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day that is not a Saturday, Sunday or legal holiday.

     9.9   Pronouns  and  Plurals.  All  pronouns  and   any
variations  thereof  shall  be  deemed  to  refer   to   the
masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

     9.10 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Nevada. The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before and determined by a court of competent jurisdiction within the State of Arizona.


/9/


     9.11   Presumption.  This  Agreement  or  any   Section
thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

     9.12 Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

     9.13 Parties in Interest. Nothing herein shall be construed to be to the benefit of any third party, not is it intended that any provision shall be for the benefit of any third party.

     9.14   Savings  Clause.  If  any  provision   of   this
Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected hereby.

     9.15 Confidentiality. The parties shall keep this Agreement and its terms confidential, but any party may make such disclosures as it reasonably considers are required by law or necessary to obtain financing or for other reasonable business purposes. In the event that the transactions contemplated by this Agreement are not consummated for any reason whatsoever, the parties hereto agree not to disclose or use any confidential information they may have concerning the affairs of other parties, except for information which is required by law to be disclosed. Confidential information includes, but is not limited to, financial records, surveys, reports, plans, proposals, financial information, information relating to personnel contracts, stock ownership, liabilities and litigation. Buyer and Seller must each approve the content of all press releases or public filings regarding this transaction.

     9.16 Costs. Expenses and Legal Fees. Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees), except as set forth in the Escrow Agreement.

     9.17 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effecting during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid and unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in nature in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     9.18 Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, facsimile signatures shall be treated as originals until such time that applicable pages bearing non-facsimile signatures are obtained from the relevant party or parties.

    9.19   Continuing   Nature.  All   representations   and
warranties contained in this Agreement shall survive the Closing for a period of one (1) year and, if applicable, all covenants, which,


/10/


according to their terms are to be performed after the execution of this Agreement, shall survive the Closing for a period of one (1) year.

    9.20  Taxes. For Federal income tax purposes, Buyer  and
Seller intend that this transaction shall qualify as a reorganization under the provision of Section 368 of the Internal Revenue Code of 1986, as amended.

                     [Signature Page Follows]


/11/


    IN WITNESS WHEREOF, the parties hereto have set their hands this 22nd day of February, 2001.

                                SELLER:

                                AUTO CENTRAL DISCOUNT, INC., a
                                Nevada corporation

                                By /s/Douglas P. Warren
                                  ---------------------
                                  Douglas P. Warren
                                  Its President

                                BUYER:

                                FUTURE CARZ, INC., a Nevada
                                corporation

                                By /s/ Edward Heisler
                                   --------------------
                                    Edward Heisler
                                    Its President

                                AS JOINED BY:

                                DP WARREN CONSULTING, LLC, an

                                Arizona limited liability company

                                By /s/ Douglas P. Warren
                                  -----------------------
                                  Douglas P. Warren
                                  Its Member


/12/


          ASSET PURCHASE AGREEMENT

    This Asset Purchase Agreement (the "Agreement") is made and entered into this 23rd day of February, 2001, by and between American Automotive Group, Inc., an Arizona corporation ("Seller") and Future Carz, Inc., a Nevada corporation ("Buyer").

                            RECITALS

    A. Seller is the owner of certain assets, including assets titled under the name of American Automotive Leasing, LLC and/or Sunset Crater Leasing, Inc. (which are controlled by Seller) a complete listing of which is attached hereto and incorporated herein by reference at Exhibit A (the "Assets").

    B. Buyer desires to purchase and acquire from Seller such Assets, and Seller desires to transfer and convey the same to Buyer, in accordance with the terms and conditions of this Agreement.

    C. Contemporaneously with the closing (as hereinafter defined), Seller and Buyer will enter into a noncompetition agreement (the form of which is attached hereto as Exhibit
B).

    NOW,   THEREFORE,  in  consideration   of   the   mutual
representations, warranties and covenants contained herein, and on the terms and subject to the conditions herein set forth, the parties hereby agree as follows:

                            ARTICLE I
                            Definitions

          As used in this Agreement, the following terms shall have the meanings set forth below:

    1.1 Closing. "Closing" shall mean the closing of the transaction contemplated by this Agreement, which shall occur at 10:00 a.m., Local Time, on the Closing Date in the offices of Seller, or at such other time and place as shall be mutually agreed in writing by the parties hereto.

    1.2  Closing  Date. "Closing Date" shall  mean  February
23rd, 2001, unless otherwise mutually agreed in writing by the parties hereto.

                          ARTICLE B
                      Purchase and Sale

    2.1 Sale and Purchase of Assets. Subject to and upon the terms and conditions contained herein, at the Closing, Seller shall sell, transfer, assign, convey, and deliver to Buyer (free and clear of all liens, claims and encumbrances, except as set forth in Article 4), and Buyer shall purchase, accept and acquire from Seller the Assets.


/13/


    2.2 Purchase Price. The total purchase price for the Assets shall be THREE MILLION (3,000,000) shares of common stock of Buyer, representing no less than 23.23% of the issued and outstanding common stock of Buyer at the time of issuance of the stock to Seller. Holders of such shares (including current holders of Seller's promissory notes, to whom such shares may be transferred) shall have piggyback registration rights (subject to customary underwriting cutbacks applied on a prorata basis).

         2.3 Instruments of Transfer; Further Assurances.

         (a)At the Closing, Seller shall deliver to an escrow agent acceptable to Buyer and Seller
             ("Escrow Agent):

              (i)    An assignment of each Asset, in form
                 and substance satisfactory to Buyer;
              (ii)  Such other instrument or instruments  of
                 transfer   as   shall   be   necessary   or
                 appropriate,  as  Buyer  shall   reasonably
                 request,   to  vest  in  Buyer   good   and
                 marketable title to the Assets.

         (b) At the Closing, Buyer shall deliver to the Escrow Agent:

              (i)    A certificate representing three
                 million (3,000,000) shares of restricted
                 common stock of Buyer, issued in the name
                 of Seller.
              (ii)  Such other instrument or instruments  as
                 shall  be  necessary  or  appropriate,   as
                 Seller shall reasonably request.

    2.4 Escrow of Shares and Instruments of Transfer. The Escrow Agent shall hold the shares and the instruments of transfer according to the terms of the Escrow Agreement (the form of which is attached hereto as Exhibit C) to be executed by Buyer, Seller and Escrow Agent.

                         ARTICLE III
           Representations and Warranties of Buyer

    Buyer represents and warrants that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

    3.1 Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with all the requisite power and authority to carry on the business in which it is engaged, to own the properties it owns and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

    3.2 Authorization and validity. The execution, delivery and performance by Buyer of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby, have been duly authorized by Buyer. This Agreement and each other agreement contemplated hereby have been or will be prior to Closing duly executed


/14/


and delivered by Buyer and constitute or will constitute legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

     3.3 No Violation. Neither the execution and performance of this Agreement or the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will (a) conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Buyer or any agreement, indenture or other instrument under which Buyer is bound, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Buyer or the properties or Assets of Buyer.

     3.4 Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Buyer.

     3.5 Accuracy of Information Furnished. All information furnished to Seller by Buyer is true, correct and complete in all material respects. Such information states all material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete.

     3.6 No Fees. Buyer has no obligation to pay any commissions or finders fees to any parties.

     3.7 As Is. The Assets to be transferred by Seller to Buyer under this Agreement are being purchased on an "AS IS" basis. BUYER FURTHER ACKNOWLEDGES THAT NO EXPRESS WARRANTIES, OTHER THAN AS SET FORTH HEREIN, HAVE BEN MADE BY SELLER, ITS OFFICERS, DIRECTORS, AGENTS OR SHAREHOLDERS AND THAT NO IMPLIED WARRANTIES, FOR ANY PARTICULAR PURPOSE, HAVE BEEN MADE BY SELLER, ITS OFFICERS, DIRECTORS, AGENTS, OR SHAREHOLDERS.

                         ARTICLE IV
          Representations and Warranties of Seller

     Seller represents and warrants that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

     4.1 Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, with all the requisite power and authority to carry on the business in which it is engaged, to own the properties it owns and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     4.2 Authorization and validity. The execution, delivery and performance by Seller of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby, have been duly authorized by Seller. This Agreement and


/15/


each other agreement contemplated hereby have been or will be prior to Closing duly executed and delivered by Seller and constitute or will constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

     4.3 Title. Except as set forth in Exhibit 4.3, Seller has good and marketable title to the Assets which are the subject of this Agreement. Upon consummation of the transactions contemplated hereby, Buyer shall receive good, valid and marketable title to all the Assets free and clear of all liens, claims, and encumbrances, except as set forth in Exhibit 4.3.

     4.4 Commitments. Except as set forth in Exhibit 4.4, Seller has not entered into, nor are the Assets or the business of Seller bound by, whether or not in writing, any
(i) partnership or joint venture agreement; (ii) deed of trust or other security agreement; (iii) guaranty or suretyship, indemnification or contribution agreement or performance bond; (iv) employment, consulting or compensation agreement or arrangement, including the election or retention in office of any director or officer;
(v) labor or collective bargaining agreement; (vi) debt instrument, loan agreement or other obligation relating to indebtedness for borrowed money or money lent to another;
(vii) deed or other document evidencing an interest in or contract to purchase or sell real property; (viii) agreement with dealers or sales or commission agents, public relations or advertising agencies, accountants or attorneys; (ix) lease of real or personal property, whether as lessor, lessee, sublessor, or sublessee; (x) agreement relating to any material matter or transaction in which an interest is held by a person or entity which is an affiliate of Seller;
(xi) powers of attorney; or (xii) contracts containing noncompetition covenants.

     4.5 Adverse Agreements. Seller is not a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation which materially and adversely affects or, so far as Seller can now foresee, may in the future materially and adversely affect the business operations, prospects, properties, Assets or condition, financial or otherwise, of Seller.

     4.6 No Violation. Except as set forth in Exhibit 4.6, neither the execution and performance of this Agreement or the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will (a) conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Seller or any agreement, indenture or other instrument under which Buyer is bound, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Seller or the properties or Assets of Seller.

     4.7 Consents. Except as set forth in Exhibit 4.7, no authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Seller.


/16/


     4.8  Compliance  with  Laws. Except  as  set  forth  in
Exhibit 4.8, there are no existing violations by Seller of any applicable federal, state or local law or regulation, except to the extent that any such violations would not have a material adverse effect on the property or business of Seller. Any existing violations of applicable federal, state or local laws or regulations, whether disclosed in Exhibit
4.8 or not, shall be the sole responsibility of Seller, and Seller hereby indemnifies and holds harmless Buyer from any and all losses as a result of said violations, whether disclosed or not.

     4.9 Accuracy of Information Furnished. All information furnished to Buyer by Seller is true, correct and complete in all material respects. Such information states all material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete.

     4.10 Proceedings. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

     4.11 No Fees. Seller has no obligation to pay any commissions or finders fees to any parties.

                          ARTICLE V
                       Indemnification

     5.1 Seller's Indemnity. Subject to the terms of this Section, Seller hereby agrees to indemnify, defend and hold harmless Buyer and its officers, directors, agents, attorneys, accountants and affiliates from and against any and all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses ("Damages") asserted against or incurred by Buyer by reason of or resulting from a breach by Seller of any representation, warranty or covenant contained herein, or in any agreement executed pursuant thereto, or due to any violations of law as discussed in Section 4.8 above.

     5.2  Buyer's  Indemnity. Subject to the terms  of  this
Section, Buyer hereby agrees to indemnify, defend and hold harmless Seller and its officers, directors, agents, attorneys, accountants and affiliates from and against any and all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses ("Damages") asserted against or incurred by Seller by reason of or resulting from a breach by Buyer of any representation, warranty or covenant contained herein, or in any agreement executed pursuant thereto.

     5.3 Remedies Not Exclusive. The remedies provided for in this Section shall not be exclusive of any other rights or remedies available by one party against the other, either at law or in equity.


/17/


                       ARTICLE VI
                      Termination

    6.1 Termination for Cause. This Agreement may be terminated prior to Closing upon notice to the other party at any time by a party if any representation or warranty of the other party contained in this Agreement or in any certificate or other document executed and delivered by one party to the other is or becomes untrue or breached in any material respect or if one party fails to comply in any material respect with any covenant or agreement contained herein, and any such misrepresentation, breach or noncompliance is not cured, waived, or eliminated before Closing.

    6.2 Termination Without Cause. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time without further obligation or liability on the part of any party in favor of any other by mutual consent of Purchaser and Seller.

                         ARTICLE VII
                  Miscellaneous Provisions

    7.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by a written agreement signed by Buyer and Seller.

          7.2 Waiver of Compliance; Consents.

         7.2.1 Any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the performance of such obligation, covenant or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, or agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         7.2.2 Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth above.

    7.3 Notices. All Notices, requests, demands and other communications required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by (i) hand; (ii) reliable overnight delivery service; or (iii) facsimile transmission.

          If to Buyer, to: 8930 E. Raintree, Suite 300,
          Scottsdale, AZ 85260

          If to Seller, to: 3168 E Indian School Rd.,
          Phoenix AZ, 85016

    7.4 Titles and Captions. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.


/18/


     7.5 Entire Agreement. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

     7.6 Agreement Binding. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     7.7 Attorneys' Fees. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

     7.8 Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day that is not a Saturday, Sunday or legal holiday.

     7.9   Pronouns  and  Plurals.  All  pronouns  and   any
variations  thereof  shall  be  deemed  to  refer   to   the
masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

     7.10 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Nevada. The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before and determined by a court of competent jurisdiction within the State of Arizona.

     7.11 Presumption. This Agreement or any Section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

     7.12 Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

     7.13 Parties in Interest. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

     7.14 SaviMs Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected hereby.

     7.15 Confidentiality. The parties shall keep this Agreement and its terms confidential, but any party may make such disclosures as it reasonably considers are required by law or necessary to obtain financing or for other reasonable business purposes. In the event that the transactions contemplated by this Agreement are not consummated for any reason whatsoever,


/19/


the  parties  hereto  agree  not  to  disclose  or  use  any confidential information they may have concerning the affairs of other parties, except for information which is required by law to be disclosed. Confidential information includes, but is not limited to, financial records, surveys, reports, plans, proposals, financial information, information relating to personnel contracts, stock ownership, liabilities and litigation. Buyer and Seller must each approve the content of all press releases or public filings regarding this transaction.

     7.16 Costs. Expenses and Legal Fees. Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees), except as set forth in the Escrow Agreement.

     7.17 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effecting during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid and unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in nature in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     7.18 Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, facsimile signatures shall be treated as originals until such time that applicable pages bearing non-facsimile signatures are obtained from the relevant party or parties.

     7.19   Continuing   Nature.  All  representations   and
warranties contained in this Agreement shall survive the Closing for a period of one (1) year and, if applicable, all covenants, which, according to their terms are to be performed after the execution of this Agreement, shall survive the Closing for a period of one (1) year.

     7.20 Taxes. For Federal income tax purposes, Buyer  and
Seller intend that this transaction shall qualify as a reorganization under the provision of Section 368 of the Internal Revenue Code of 1986, as amended.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Future Carz, Inc.             American Automotive Group, Inc.
A Nevada Corporation          An Arizona Corporation (Seller)
by: /s/ Edward Heisler        by: /s/ Mathew Warren
    -------------------------     -------------------------
    Edward Heisler, President     Mathew Warren, President


/20/